1996 ANNUAL REPORT

IDS Intermediate Tax-Exempt Fund

(Icon of) shield with a tree enclosed

The goal of IDS Intermediate Tax-Exempt Fund, a part of IDS Tax-
Exempt Bond Fund, Inc., is to seek a high level of current income exempt from federal taxes.

AMERICAN
EXPRESS
Financial
Advisors

Distributed by American Express Financial Advisors Inc.

(Icon of) shield with a tree enclosed

Why suffer from a 'lack of interest'?

If you're looking for a higher yield than a typical tax-free money market fund with less price volatility than a typical tax-exempt bond fund, this fund is designed for you. Its yield is generally free from federal taxes, but not necessarily state and local taxes.

PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

1996 annual report

From the president                                    4
From the portfolio manager                            4
Ten largest holdings                                  6
Making the most of the Fund                           7
Long-term performance                                 8
Independent auditors' report                          9
Financial statements                                 10
Notes to financial statements                        13
Investments in securities                            23
IDS mutual funds                                     26
Federal income tax information                       30

PAGE 4
To our shareholders

(Photo of) William R. Pearce, President of the Fund
(Photo of) Terry Fettig, Portfolio manager

From the president

If you're an experienced investor, you know that the past two years have been unusually strong ones in many worldwide financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines - whether they're brief or long-lasting, moderate or substantial - are always a possibility.

That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio manager

Because of the brief reporting period involved (approximately two weeks), IDS Intermediate Tax-Exempt Fund's initial investment results were negligible. From Nov. 13, 1996 - the first day assets began to be invested - through the end of the period on Nov. 30, 1996, the return for Class A shares was 1.0%..

This Fund is designed for relatively conservative investors who want to earn regular income. But unlike most investments, the income the Fund provides is free from federal taxes. (It is not, however, exempt from state and local taxes.) The higher an investor's income level, the greater this tax advantage becomes. (Because the Fund had been in existence for only two weeks as of Nov. 30, 1996, the Fund did not meet certain IRS requirements. Therefore, the dividend paid on that date was taxable. In the future, the Fund expects to distribute dividends exempt from federal income tax.)

Municipal bonds' tax advantage

The fund's return is exempt from federal taxes because it invests in municipal bonds, which are issued by state and local governments and their agencies to fund a wide range of public projects - hospitals, highways, water works, etc. The interest those bonds pay is free from federal taxes.

The great majority of the bonds the fund will own will be in the "investment-grade" category. But to enhance the Fund's return, it will own a relatively small amount (up to 20%) of below investment-grade, or lower quality bonds. Over the long run, I expect this mix to provide an attractive return with little sacrifice in overall quality.

We expect the other key characteristic of this Fund will be its comparatively small interest-rate risk. As you may know, a rise in interest rates drives down the value of existing bonds, which in turn depresses the net asset value of bond mutual funds. A decline in rates, on the other hand, has a positive effect.

Less fluctuation

This is where the maturity factor comes in; the longer a bond's maturity (principal-payment date), the more its value is affected by interest rate swings. We anticipate the majority of this Fund's investments will be in bonds with maturities of two to ten years, which are in the intermediate maturity range. Therefore, the Fund's net asset value, while it will still be influenced somewhat by changes in interest rates, shouldn't fluctuate as much as those of funds that invest in longer-maturity bonds.

As of this writing (mid-December), I'm taking a cautious approach to investing the Fund's assets, given my expectation of a somewhat volatile bond market in 1997. In the meantime, look for an update on the Fund's progress a few months from now.

Terry Fettig

Class A

Nov. 13, 1996* - Nov. 30, 1996
(All figures per share)
Net asset value (NAV)
_______________________________
Nov. 30, 1996             $5.04
_______________________________
Nov. 13, 1996*            $5.00
_______________________________
Increase                  $0.04
_______________________________

Distributions
Nov. 13, 1996* - Nov. 30, 1996
_______________________________
From income              $0.004
_______________________________
From capital gains       $   --
_______________________________
Total distributions      $0.004
_______________________________
Total return**            +1.0%***
_______________________________

Class B

Nov. 13, 1996* - Nov. 30, 1996
(All figures per share)
Net asset value (NAV)
_______________________________
Nov. 30, 1996             $5.04
_______________________________
Nov. 13, 1996*            $5.00
_______________________________
Increase                  $0.04
_______________________________

Distributions
Nov. 13, 1996* - Nov. 30, 1996
_______________________________
From income              $0.003
_______________________________
From capital gains       $   --
_______________________________
Total distributions      $0.003
_______________________________
Total return**            +0.9%***
_______________________________

Class Y

Nov. 13, 1999* - Nov. 30, 1996
(All figures per share)
Net asset value (NAV)
________________________________
Nov. 30, 1996              $5.04
________________________________
Nov. 13, 1996*             $5.00
________________________________
Increase                   $0.04
________________________________

Distributions
Nov. 13, 1996* - Nov. 30, 1996
________________________________
From income               $0.004
________________________________
From capital gains        $   --
________________________________
Total distributions       $0.004
________________________________
Total return**             +1.0%***

  *Inception date.
 **The prospectus discusses the effect of sales charges, if any, on the various classes.
***The total return is a hypothetical investment in the Fund with all distributions reinvested.

PAGE 7

IDS Intermediate Tax-Exempt Fund

The Fund's ten largest holdings
_____________________________________________________________________________________
Picture of pie chart: The ten holdings listed here make up 27.89% of the Fund's net assets

                                                       Percent                 Value
                                         (of Fund's net assets) (as of Nov. 30, 1996)
_____________________________________________________________________________________
Arizona Transportation Board Highway Sales Tax
Refunding Revenue Bonds Series 1993
4.25% 1998                                                4.29%               $85,673

South Carolina Pickens County School District Unlimited
General Obligation Bonds Series 1996A
4.90% 2006                                                3.54                 70,703

Philadelphia Pennsylvania Independent Development
Authority Lease Revenue Bonds Series 1996A
4.45% 2001                                                3.51                 70,071

Salt River Arizona Agricultural Improvement
& Power District Electric Refunding Revenue
Bonds Series 1993C
4.25% 2001                                                3.50                 70,050

Florida Unlimited General Obligation Bonds
Series 1991
5.40% 1998                                                2.55                 50,892

Phoenix Arizona Water System Refunding Revenue Bonds
Series 1993
4.40% 1999                                                2.51                 50,253

Philadelphia Pennsylvania Intergovernmental
Cooperation Authority Special Tax Revenue
Bonds Series 1992
6.00% 2002                                                2.15                 43,077

Arkansas Finance Authority Revolving Loan
Refunding Revenue Bonds Series 1993B
4.80% 2004                                                2.03                 40,630

University of Texas Permanant Fund College
Refunding Revenue Bonds Series 1996
4.50% 1999                                                2.02                 40,476

North Texas Municipal District Solid Waste
Disposal Systems Revenue Bonds Series 1996
4.90% 2004                                                1.79                 35,699

PAGE 8
Making the most of the Fund

Average annual total return
(as of Nov. 30, 1996)

           *Since inception

Class A    -4.03%
Class B*   -4.08%
Class Y*   +0.97%

*Inception date was Nov. 13, 1996.

The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A reflect the effect of the maximum 5% sales charge and figures for Class B reflect the applicable contingent deferred sales charge. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging - a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00 XXXXX
Feb          100          18            5.56 XXXXXx
March        100          17            5.88 XXXXXx
April        100          15            6.67 XXXXXXx
May          100          16            6.25 XXXXXXx
June         100          18            5.56 XXXXXx
July         100          17            5.88 XXXXXx
Aug          100          19            5.26 XXXXXx
Sept         100          21            4.76 XXXXx
Oct          100          20            5.00 XXXXX

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

PAGE 9
(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

PAGE 10
The Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

Independent auditors' report
_____________________________________________________
The board and shareholders
IDS Tax-Exempt Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Intermediate Tax-Exempt Fund (a series of IDS Tax-Exempt Bond Fund, Inc.) as of November 30, 1996, and the related statement of operations,statement of changes in net assets and the financial highlights for the period from November 13, 1996, (commencement of operations), to November 30, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Intermediate Tax-Exempt Fund at November 30, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 3, 1997

                             Financial statements
                             Statement of assets and liabilities
                             IDS Intermediate Tax-Exempt  Fund
                             Nov. 30, 1996

                                        Assets

Investments in securities, at value (Note 1)
   (identified cost $911,284)                                       $   917,850
Accrued interest receivable                                              14,550
Cash in bank on demand deposit                                        1,133,853
                                                                      ---------
Total assets                                                         $2,066,253

                                        Liabilities

Dividends payable to shareholders                                           349
Payable for investment securities purchased                              51,161
Accrued investment management services fee                                   43
Accrued distribution fee                                                     12
Accrued service fee                                                          17
Accrued transfer agency fee                                                   7
Accrued administrative services fee                                           4
Other accrued expenses                                                   15,722

Total liabilities                                                        67,315

Net assets applicable to outstanding capital stock                   $1,998,938

                                        Represented by

Capital stock -- $.01 par value (Note 1)                             $    3,963
Additional paid-in-capital                                            1,988,409
Unrealized appreciation  on investments                                   6,566

Total -- representing net assets applicable to outstanding shares    $1,998,938

Net assets applicable to outstanding shares:      Class A            $1,545,320
                                                  Class B            $  452,610
                                                  Class Y            $    1,008
Net asset value per share of outstanding shares:
                                         Class A shares 306,397      $     5.04
                                         Class B shares  89,745      $     5.04
                                         Class Y shares     200      $     5.04

See accompanying notes to financial statements.

                             Statement of operations
                             IDS Intermediate Tax-Exempt Fund
                             For the period from Nov. 13, 1996
                             (commencement of operations) to Nov. 30, 1996

                             Investment income
Income:
Interest                                                               $  1,275


Expenses (Note 2):
Investment management services fee                                          143
Distribution fee -- Class B                                                  52
Transfer agency fee                                                          32
Service fee
   Class A                                                                   43
   Class B                                                                   12
Administrative services fee                                                  13
Compensation of officers                                                     31
Custodian fees                                                              423
Postage                                                                   1,150
Registration fees                                                         9,600
Reports to shareholders                                                     775
Audit fees                                                                3,575
Administrative                                                               72
Other                                                                        97

Total expenses                                                           16,018
   Expenses voluntarily reimbursed by AEFC (Note 2)                     (15,679)

Total net expenses                                                          339

Investment income -- net                                                    936

                             Unrealized gain -- net

Net change in unrealized appreciation or depreciation                     6,566

Net gain on investments                                                   6,566

Net increase in net assets resulting from operations                   $  7,502

See accompanying notes to financial statements.

                       Statement of changes in net assets
                       IDS Intermediate Tax-Exempt Fund
                       For the period from Nov. 13, 1996
                       (commencement of operations) to Nov. 30, 1996

                       Operations and distributions                        1996

Investment income -- net                                               $    936
Net change in unrealized appreciation or depreciation                     6,566

Net increase in net assets resulting from operations                      7,502

Distributions to shareholders from:
   Net investment income
     Class A                                                               (787)
     Class B                                                               (148)
     Class Y                                                                 (1)

Total distributions                                                        (936)

                       Capital share transactions (Note 4)

Proceeds from sales
   Class A shares (Note 2)                                            1,554,812
   Class B shares                                                       450,691
Reinvestment of distributions at net asset value
   Class A shares                                                           474
   Class B shares                                                           103
   Class Y shares                                                             1
Payments for redemptions
   Class A shares                                                       (16,159)
   Class B shares (Note 2)                                                 (550)

Increase  in net assets from  share transactions                      1,989,372

Total increase in net assets                                          1,995,938

Net assets at beginning of period                                         3,000

Net assets at end of period                                          $1,998,938


See accompanying notes to financial statements.

Notes to financial statements

IDS Intermediate Tax-Exempt Fund
--------------------------------------------------------
1. Summary of significant accounting policies

IDS Intermediate Tax-Exempt Fund (a series of IDS Tax-Exempt Bond Fund, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversifed, open-end management investment company. IDS Tax-Exempt Bond Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. On Nov. 12, 1996, American Express Financial Corporation (AEFC) invested $3,000 in the Fund which represented 200 shares for Class A, Class B and Class Y, respectively.

The Fund invests primarily in investment-grade bonds and other debt securities issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

At Nov. 30, 1996, American Express Financial Corporation (AEFC) owned 200 shares for Class A, Class B and Class Y, respectively.

--------------------------------------------------------
2. Expenses and sales charges

The Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under  an   Administrative   Services   Agreement,   the  Fund   pays  AEFC  for
administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15.50
o Class B $16.50
o Class Y $15.50

The Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $45,672 for Class A for the period ended Nov. 30, 1996.

AEFC has agreed to waive certain fees and to absorb certain other of the Funds's expenses until Nov. 30, 1997. Under this agreement, the Fund's total expenses will not exceed 0.90% for Class A, 1.66% for Class B and 0.73% for Class Y.

--------------------------------------------------------
3. Securities transactions

Cost of purchases of securities (other than short-term obligations) aggregated $911,284 for the period ended
Nov. 30, 1996. Realized gains and losses are determined on an identified cost basis.
--------------------------------------------------------
4. Capital share transactions

Transactions in shares of capital stock for the period indicated is as follows:

                                         Period ended Nov. 30, 1996*

                                      Class A       Class B           Class Y
------------------------------------------------------------------------------

Sold                                  309,309        89,635                --
Issued for reinvested                      94            20                --
   distributions
Redeemed                               (3,206)         (110)               --
------------------------------------------------------------------------------
Net increase                          306,197        89,545
--------------------------------------------------------------------------------
*Inception date was Nov. 13, 1996.

---------------------------------------------------------------------------
5. Financial highlights

The table below shows certain important financial information for evaluating the Fund's results.

              Fiscal period ended Nov. 30, 1996
              Per share income and capital changes*

                              Class A             Class B               Class Y
                               1996**              1996**                1996**


Net asset value,                $5.00               $5.00                 $5.00
beginning of period

                           Income from investment operations:

Net investment income              --                  --                    --

Net gains (losses)                .04                 .04                   .04
(both realized and
unrealized)

Total from investment             .04                 .04                   .04
operations
                                         Less distributions:

Dividends from net
investment income                  --                  --                    --


Net asset value,                 5.04                5.04                  5.04
end of period

                             Ratios/supplemental data
                               Class A            Class B               Class Y
                                1996**             1996**                1996**


Net assets, end of period            2                 --                    --
(in millions)

Ratio of expenses to            .90%#+            1.66%#+                .32%#+
average daily net assets

Ratio of net income   to        3.19%+             2.04%+                2.32%+
average daily net assets

Portfolio turnover rate             --                 --                    --
(excluding short-term
securities)

Total return***                   1.0%               0.9%                  1.0%


*For a share outstanding throughout the period.
 Rounded to the nearest cent.
**Inception date was Nov. 13, 1996
***Total return does not reflect payment of a sales charge.
+Adjusted to an annual basis.
#During the period from Nov. 13, 1996 to Nov. 30, 1996, American Express Financial Corporation (AEFC) reimbursed the Fund for certain expenses. Has AEFC not done so, the annual ratios of expenses would have been 48.94%, 55.07% and 83.81% for Class A,B,and Y, respectively.


Investments in securities


IDS Intermediate Tax-Exempt Fund                (Percentages represent value of
Nov. 30, 1996                               investments compared to net assets)

--------------------------------------------------------------------------------

Municipal bonds (45.9%)

-------------------------------------------------------------------------------------------------------------

Name of issuer and title of issue  (b,c)                Coupon   Maturity    Principal              Value(a)
                                                          rate       year       amount

-------------------------------------------------------------------------------------------------------------
Arizona (11.6%)
Phoenix Water System Refunding Revenue Bonds
  Series 1993                                            4.40%       1999       50,000            $   50,253
Salt River  Agricultural Improvement & Power
District Electric
  Refunding Revenue Bonds
  Series 1993C                                            4.25       2001       70,000                70,050
State Health Facility Authority Hospital
  Refunding Revenue Bonds Samaritan Health Systems
  Series A (MBIA Insured)                                 5.10       2002       25,000                25,730
State Transportation Board Highway Sales Tax
  Refunding Revenue Bonds
  Series  1993                                            4.25       1998       85,000                85,673

                                                                                                -------------
Total                                                                                                231,706

-------------------------------------------------------------------------------------------------------------
Arkansas (2.0%)
State Finance Authority Revolving Loan
  Refunding Revenue Bonds Series 1993B
  (MBIA Insured)                                          4.80       2004       40,000                40,630

-------------------------------------------------------------------------------------------------------------
Colorado (1.5%)
Denver City & County School District #1 Facility
  Certificate of Participation
  Series 1996 (AMBAC Insured)                             5.00       2005       30,000                30,545

-------------------------------------------------------------------------------------------------------------
Florida (2.5%)
State  Unlimited General Obligation Bonds
  Series 1991                                             5.40       1998       50,000                50,892

-------------------------------------------------------------------------------------------------------------
Illinois (1.3%)
State Health Facilities Authority Hospital
 Riverside Health Systems  Refunding Revenue Bonds
  Series 1996A (MBIA Insured)                             5.00       2004       25,000                25,393

-------------------------------------------------------------------------------------------------------------
Michigan (1.3%)
Detroit Sewer Disposal Refunding Revenue Bonds
  Series 1993A (FGIC Insured)                             5.25       2005       25,000                25,872

-------------------------------------------------------------------------------------------------------------
New York (2.5%)
New York City Unlimited General Obligation Bonds
  Series 1996E                                            5.10       2002       20,000                20,051
State Urban Development Correctional Facility
  Sub Lein Revenue Bonds Series 1996                      5.25       2002       30,000                31,048

                                                                                                -------------
Total                                                                                                 51,099

-------------------------------------------------------------------------------------------------------------
North Carolina (1.5%)
State Medical Care Community Hospital Revenue Bonds
  Duke University Hospital
  Series 1996C                                            4.75       2004       30,000                29,981

-------------------------------------------------------------------------------------------------------------
Oklahoma (1.5%)
Norman Hospital Authority Refunding Revenue Bonds
  Series 1996A (MBIA Insured)                             5.00       2004       30,000                30,305

-------------------------------------------------------------------------------------------------------------
Oregon (1.5%)
Health Sciences University College Revenue Bonds
  Series 1995A (MBIA Insured)                             4.38       2002       30,000                29,852

-------------------------------------------------------------------------------------------------------------
Pennsylvania (5.7%)
Philadelphia  Independent Development
  Authority Lease Revenue Bonds Series 1996A
  (MBIA Insured)                                          4.45       2001       70,000                70,071
Philadelphia Intergovernmental Cooperation
Authority
  Special Tax Revenue Bonds
  Series 1992                                             6.00       2002       40,000                43,077

                                                                                                -------------
Total                                                                                                113,148

-------------------------------------------------------------------------------------------------------------
South Carolina (3.5%)
Pickens County School District Unlimited
  General Obligation Bonds Series 1996A
  (FGIC Insured)                                          4.90       2006       70,000                70,703

-------------------------------------------------------------------------------------------------------------
Tennessee (1.3%)
Memphis Unlimited General Obligation Bonds
  Series 1992                                             4.80       1998       25,000                25,282

-------------------------------------------------------------------------------------------------------------
Texas (5.1%)
North Municipal Water District Solid Waste
  Disposal Systems Revenue Bonds Series 1996
  (AMBAC Insured)                                         4.90       2004       35,000                35,699
Trinity River  Authority Wastewater System
  Refunding Revenue Bonds Series A                        5.10       2001       25,000                25,805
University of Texas Permanent Fund College
  Refunding Revenue Bonds Series 1996                     4.50       1999       40,000                40,476

                                                                                                -------------
Total                                                                                                101,980

-------------------------------------------------------------------------------------------------------------
Washington (1.3%)
State Unlimited General Obligation Bonds
  Series 1995C                                            5.50       1997       25,000                25,279

-------------------------------------------------------------------------------------------------------------
Wisconsin (1.8%)
State Unlimited General Obligation Bonds
  Series 1996F                                            4.50       2002       35,000                35,183

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total investment in securities
(Cost: $911,284) (d)                                                                                $917,850

-------------------------------------------------------------------------------------------------------------

Notes to investments in securities (a) Securities are valued by procedures described in Note 1 to the financial statements. (b)Investments in bonds, by rating category as a percentage of total bonds, are as follows:
                                                     (Unaudited)
Rating                                               11-30-96
AAA                                                        36%
AA                                                          29
A                                                           30
BBB                                                          3
BB and Below                                                 2
Non-rated
                                                     --
---------------------------------------------------------------
Total                                                     100%
---------------------------------------------------------------
(c) The following abbreviations are used in
portfolio descriptions to identify the insurer of
the issue:
AMBAC -- American Municipal Bond Association
Corporation
FGIC -- Financial Guaranty Insurance Corporation
MBIA -- Municipal Bond Investors Assurance
(d) At Nov. 30, 1996, the cost of securities for
federal income tax purposes was $911,284 and the
aggregage gross unrealized appreciation and depreciation
based on that cost was :
Unrealized appreciation                                 $6,566
Unrealized depreation
                                                           --
Net unrealized appreciation                             $6,566

PAGE 11
IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale holding two worlds

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

PAGE 12
IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) office building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

PAGE 13
IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

PAGE 14
IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily of high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 15
IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head enclosed

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes.
Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column enclosed

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

PAGE 16
IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with a tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Federal income tax information

IDS Intermediate Tax-Exempt Fund
__________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below will be reported to you on a Form 1099-DIV, Dividends and Distributions, next
January.

IDS Intermediate Tax-Exempt Fund
Period ended Nov. 30, 1996

Class A

Interest dividends -- taxable status explained below.

Payable date                     Per share

Nov. 26, 1996                    $0.00415

Class B

Interest dividends -- taxable status explained below.

Payable date                     Per share

Nov. 26, 1996                    $0.003000

Class Y

Interest dividends -- taxable status explained below.

Payable date                     Per share

Nov. 26, 1996                    $0.00440

Source of distributions

Distributions during the period ended Nov. 30, 1996, were derived exclusively from interest on tax-exempt securities. For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter. Due to the short time period of the fiscal year, Nov. 13, 1996 to Nov. 30, 1996, and the relatively low level of total assets invested, the Fund has less than 50% of its total assets invested in tax-exempt obligations at Nov. 30, 1996. As a result, the dividends paid by the Fund are not considered tax-exempt for federal income tax purposes.

It is intended that for subsequent years, the Fund will have at least 50% of its total assets invested in tax-exempt obligations and will accordingly distribute dividends exempt from federal income taxes.

Federal taxation

Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

Other taxation

Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the period ended Nov. 30, 1996 are listed below.

Arizona                          6.371%
Arkansas                         1.225
California                       2.394
Colorado                         1.595
Florida                          0.574
Georgia                         11.293
Illinois                         5.828
Michigan                         3.336
Mississippi                      7.612
Missouri                         7.696
Nebraska                         3.252
New York                        10.772
North Carolina                   1.212
Ohio                             6.326
Oklahoma                         1.595
Oregon                           1.117
Pennsylvania                     2.193
South Carolina                   0.729
Tennessee                        0.765
Texas                           13.807
Virginia                         6.964
Washington                       2.339
Wisconsin                        1.005

Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
Financial
Advisors


IDS Intermediate Tax-Exempt Fund
IDS Tower 10
Minneapolis, MN  55440-0010

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.